UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

October 21, 2026 (October 15, 2026)

Date of report (date of earliest event reported)

Nordicus Partners Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Drive, Suite 505, Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2026, Nordicus Partners Corporation (“we” or the “Company”) issued to ABCHill Holding ApS (the “Lender”) a Promissory Note (the “Note”) in the principal amount of $147,000. The Note is payable on demand and bears interest at a rate equal to the lesser of 6.0% per annum and the maximum rate permitted by applicable law. Interest is calculated on the basis of a 365-day year and actual days elapsed.

The Lender is wholly owned and controlled by Christian Hill-Madsen, a Director of our subsidiaries Orocidin A/S and Bio-Convert A/S and CEO of our subsidiary NP Bioinnovation A/S and COO of our subsidiary NoviThera ApS.

The outstanding principal balance, together with all accrued and unpaid interest, is due and payable on demand by the Lender. In the event of default, including nonpayment or certain insolvency events, the Lender may declare all amounts immediately due and payable and may pursue customary remedies, including collection costs and attorneys’ fees. The Company may prepay the Note, in whole or in part, at any time without premium or penalty. Payments made under the Note are applied first to accrued interest and then to principal.

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Note is subject to, and qualified in its entirety by, the Note, which is incorporated herein by reference.

The Note was issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering. The Lender is an entity controlled by a director of the Company, had access to information concerning the Company, and represented that it acquired the Note for investment purposes. The Note has not been registered under the Securities Act or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdiction’s securities laws.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01. Financial Statements and Exhibits

The following are filed as part of this Form 8-K:

(d) Exhibits

Exhibit				Filed or Furnished
Number	Exhibit Description	Form	Exhibit	Filing Date	Herewith
10.1	Promissory Note, dated October 15, 2026, issued by the Company to ABCHill Holding ApS.				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				X

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 21, 2026	NORDICUS PARTNERS CORPORATION

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer